UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

Processa Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39531	45-1539785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21st Street, Suite 300
Vero Beach, FL 32960
(Address of principal executive offices, including zip code)

(772) 453-2899
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On October 27, 2026, Justin Yorke resigned as chair of the board of directors (the “Board”) of Processa Pharmaceuticals, Inc. (the “Company”), and on October 28, 2026, the Board appointed Dr. Sheila Gujrathi as the non-employee executive chair (the “Executive Chair”) of the Board, effective immediately.  Mr. Yorke will continue as a member of the Board.

On October 29, 2026, the Company issued a press release announcing Dr. Gujrathi’s appointment as Executive Chair, among other corporate updates. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Description

99.1	Press Release issued on October 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Processa Pharmaceuticals, Inc.

Date: October 29, 2026	By:	/s/ Russell Skibsted
	Name:	Russell Skibsted
	Title:	Chief Financial Officer